UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2016

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549

(Address of principal executive offices) (Zip Code)

(408) 765-8080

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a joint press release of Intel Corporation (“Intel”) and TPG announcing that they have entered into a definitive agreement to establish a newly formed, jointly-owned, independent cybersecurity company. The new company will be called McAfee following transaction close. TPG will own 51% of McAfee and Intel will own 49% in a transaction valuing Intel Security at approximately $4.2 billion, based on an equity value of approximately $2.2 billion plus McAfee net debt of approximately $2 billion.

The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of Intel Corporation and TPG, dated September 7, 2016

Forward Looking Statements

This document contains forward looking statements related to the proposed transaction between Intel and TPG, including statements regarding the benefits and the timing of the transaction. Forward looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including the following, among others: closing of the transaction may not occur or may be delayed; changes in consumer demand; Intel’s ability to successfully separate the Intel Security business and factors affecting McAfee’s ability to operate as a standalone business; the realization of the projected benefits of the proposed transaction; the retention of suppliers, customers and key employees; McAfee’s ability to service and satisfy debt obligations assumed in the transaction; general economic conditions in the regions and industries in which Intel and Intel Security operate; the intensely competitive industries in which Intel and Intel Security operate; and litigation or regulatory matters and other issues that could affect the closing of the transaction.

In addition, please refer to the documents that Intel files with the U.S. Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this document. Readers are cautioned not to put undue reliance on forward-looking statements, and Intel and TPG assume no obligation and do not intend to update these forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

/s/ Suzan A. Miller
Suzan A. Miller
Date: September 7, 2016	Vice President, Deputy General Counsel and Corporate Secretary